Exhibit 10.21(n)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

GE Capital Solutions Commercial Distribution Finance 5595 Trillium Blvd. Hoffman Estates, IL 60192 USA

AMENDED AND RESTATED

PROGRAM TERMS LETTER

June 28, 2013

MarineMax, Inc.

MarineMax East, Inc.

MarineMax Services, Inc.

MarineMax Northeast LLC

Boating Gear Center, LLC

US Liquidators, LLC

Newcoast Financial Services, LLC

My Web Services, LLC

MarineMax Charter Services, LLC

18167 US Highway 19 North

Suite 300

Clearwater, FL 33764

Attn: Mike McLamb

RE:   Wholesale Marine Products Finance Program

Dear Mike:

This Program Terms Letter outlines the terms of your marine financing program with GE Commercial Distribution Finance Corporation (“CDF”). This program will apply to all outstanding invoices financed by CDF pursuant to that certain Program Terms Letter dated June 24, 2010 between CDF and you (the “Original PTL”) and to all invoices financed on or after the date hereof. This Program Terms Letter amends and restates the Original PTL in its entirety.

This Program Terms Letter supplements that certain Amended and Restated Inventory Financing Agreement, dated as of June 28, 2013, among CDF and you (the “Inventory Financing Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Inventory Financing Agreement.

The following sets forth the terms of your financing program:

A. Rates and Terms

Effective Program Dates:	Applies to all outstanding invoices financed by CDF pursuant to the Original PTL and all invoices financed by CDF on or after the date hereof.

Subsidy Period:	As determined by manufacturer program (if applicable).

Program Terms Letter

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Eligible Products:	New and pre-owned marine products, subject to a perfected first priority Lien in favor of CDF and free and clear of all other Liens not permitted by the Inventory Financing Agreement. Consigned products shall be excluded unless you comply with CDF’s documentation requirements with respect thereto and CDF otherwise agrees in writing.

Dealer Rate:

The effective dealer interest rate for any month (after the manufacturer subsidy period expires, if applicable) shall be the One month LIBOR rate plus 3.45%.

Dealer Rate shall be the same for both new and pre-owned inventory.

The Dealer Rate will be recalculated monthly based on changes in the One month LIBOR rate as outlined above.

Performance Rebate:

So long as Dealer remains in compliance with all the terms and conditions of the Inventory Financing Agreement, this Program Terms Letter and all other agreements or instruments by and between Dealer and CDF, for each calendar quarter beginning with the calendar quarter ending June 30, 2013, CDF will pay you a rebate to be paid quarterly in an amount equal to .20% of (i) the average daily balance of outstanding Obligations owed to CDF for the prior quarter less (ii) the average daily balance of the [****] for the prior quarter (the “Performance Amount”). Such rebate will be subject to the following:

1. The amount of such rebates paid to you shall not exceed $300,000 in the aggregate for any calendar year.

2. Such rebates will be paid within 30 days following the end of the applicable quarter.

3. The average daily balance of outstanding Obligations will be calculated as the sum of the daily balance of outstanding Obligations for each day in the applicable quarter divided by the number of days in the applicable quarter.

4. The average daily balance of the [****] will be calculated as the sum of the daily balance of the [****] for each day in the applicable quarter divided by the number of days in the applicable quarter.

Unused Line Fee:	Dealer will be charged a monthly Unused Line Fee in an amount equal to 0.10% multiplied by the Unused Line, calculated based on the actual number of days in the calendar month in a year of 360 days. Unused Line is the Maximum Credit Amount, minus the average daily balance of outstanding Obligations owed to CDF, plus the average daily balance of the [****]. Billed monthly.

Maturity Period:	Invoices financed for new inventory by CDF are considered due in full at 1081 days from original invoice date. Invoices financed for pre-owned (trade in or used) inventory by CDF are considered due in full at 361 days from the date Dealer acquires such unit (“Acquisition Date”).

Advance Request:	Each advance with respect to pre-owned inventory or re-advance shall be made pursuant to a completed written advance request in the form attached hereto as Exhibit A (together with all attachments required thereby, an “Advance Request Form”) or such other form as CDF and Dealers may agree.

Program Terms Letter	2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Floorplan Advance Rate:

For new inventory (excluding Azimut brand new inventory), 100% of invoice amount, including freight (if included on original invoice), subject to Availability.

For Azimut brand new inventory: (a) if the aggregate outstanding amount of Obligations is < [****], 80% of invoice amount for all inventory that is 70 feet or less and 75% of invoice amount for all inventory that is greater than 70 feet, subject to Availability; and (b) if the aggregate outstanding amount of Obligations is > [****], 85% of invoice amount for all inventory that is 70 feet or less and 75% of invoice amount for all inventory that is greater than 70 feet, subject to Availability.

As used herein, “Availability” shall mean (i) the lesser of (a) the Maximum Credit Amount and (b) at any time the aggregate outstanding amount of Obligations is less than [****], 100% of total eligible inventory shown on the most recent inventory certificate or, at any time the aggregate outstanding amount of Obligations is equal to or greater than [****], 90% of total eligible inventory shown on such inventory certificate, (ii) minus the outstanding amount of Approvals, (iii) minus the aggregate outstanding amount of Obligations. If Availability is negative at any time, then immediate payment shall be required of amount sufficient to cause Availability to be equal to or greater than $0.

Pre-owned (trade in or used) inventory advances will be as follows, subject to Availability, the Pre-owned Inventory Sublimit, the Specific Pre-Owned Sublimit, and the Other Pre-Owned Sublimit:

75% NADA (based on low NADA Value) Day 1 (“Day 1” as used herein shall mean Acquisition Date) through Day 180 (after Acquisition Date); 67% Day 181 (after Acquisition Date) through Day 360 (after Acquisition Date); 0% Day 361+ (after Acquisition Date).

All models of pre-owned inventory are eligible, provided fair market values can be determined via NADA, Yachtworld.com, or survey.

Internal condition and valuation methodology required on all units > $500,000.00 (“Specific Pre-Owned Items”). If valuation of any Specific Pre-Owned Item exceeds [****], CDF advances in excess of [****] for such Specific Pre-Owned Item shall be in CDF’s discretion.

Trade in units < $500,000.00 value will be financed on a “borrowing base” calculated as the aggregate of the pre-owned advance rates multiplied by the applicable low NADA Values of such pre-owned inventory.

Borrowing base certificate in the form attached hereto as Exhibit B required to be submitted on the date hereof and monthly by the 5th day of the month based on preceding month end balances of pre-owned inventory. Month-end borrowing base certificate can be used to borrow up to 80% of eligible borrowing base for that calendar month, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit. Any request for advances > 80% of prior month-end borrowing base requires submission of an updated borrowing base and such advances shall be limited to 100% of updated borrowing base, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit.

If any unit (new or pre-owned) remains at a location other than a Permitted Location for more than 30 days, then immediate payment shall be required of the full principal amount of the Obligations owed with respect to such unit. If the aggregate value of units at locations other than Permitted Locations (excluding boat shows) exceeds $5,000,000.00 at any time, then immediate payment shall be required of the Obligations with respect to such units in an aggregate amount equal to such excess. In addition, if a material adverse change results in the reduction of the value of the Collateral in an aggregate amount exceeding $250,000.00, then immediate payment shall be required of the Obligations with respect to such Collateral in an amount equal to such excess; provided that, if such reduction of value is the subject of an insurance claim payable to CDF as loss payee, then immediate payment of such excess amount shall only be required to the extent it exceeds the claim amount (net of any deductible) and payment of the remainder of such excess shall not be required until the earlier of (i) receipt of such insurance proceeds, if any, or the rejection or denial of such claim or any portion thereof and (ii) 30 days (or such later date as CDF may agree in writing) after such loss or damage.

Program Terms Letter	3

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Concentration Limits:

If the number of units of inventory (new and pre-owned) financed by CDF which are not under contract to a retail customer pursuant to an Acceptable Contract (defined below) and which have an Outstanding Amount > $150,000.00 exceeds [****] of total number of units of inventory financed by CDF, then immediate payment shall be required and applied to the oldest units of such inventory financed by CDF to the extent required to reduce the number of such units to [****] or less. “Outstanding Amount” means the outstanding amount financed by CDF for such unit, minus any portion of the Required Amount (as defined in the [****]) funded to the [****] with respect to curtailments for such unit. For purposes of determining the concentration limits, units of inventory financed by CDF shall include, without limitation, each unit of pre-owned inventory with a valuation < $500,000.00 identified on the current borrowing base certificate. “Acceptable Contract” means a fully executed bona fide contract with a retail customer, on terms that are commercially reasonable, including a deposit.

If the units of inventory financed by CDF which are not under contract to a retail customer pursuant to an Acceptable Contract and which have an Outstanding Amount > $750,000.00 exceed [****] in the aggregate (of which no more than [****] in the aggregate may be Azimut brand), then immediate payment shall be required and applied to the oldest units of such inventory financed by CDF to the extent required to reduce the Outstanding Amount to [****] or less for such inventory (or [****] or less for Azimut brand inventory). In no event shall CDF finance more than the greater of [****] units or [****] of such inventory that exceeds 70 ft., and which are not under contract to a retail customer pursuant to an Acceptable Contract.

Inventory Reporting:	A monthly inventory certificate in the form attached hereto as Exhibit C or in such other form as Dealers and CDF may agree, together with supporting documentation requested by CDF, shall be required to be provided by the 5th day of each month (or the first business day following the 5th day of each month if the 5th day is not a business day) based on the balances as of the date of the certificate. All inventory to be included (new, pre-owned). To be provided on ad-hoc basis upon CDF request.

Floorplan Curtailments:

Curtailment payments on invoices financed by CDF will be due pursuant to the following schedule:

For new inventory, a curtailment payment of 10% of the initial amount financed is due and payable on each item of new inventory at each of the following points in time: 181, 361, 541, 721 and 900 days from the date of the respective original invoice and the full remaining balance of the advance is due and payable on each item of inventory when it is aged 1080 days from the date of the original invoice.

For pre-owned (trade in or used) inventory < $500,000.00 low NADA value, a curtailment payment of 10% of the amount financed is due and payable at day 181 after the Acquisition Date; for pre-owned (trade in or used) inventory > $500,000.00 low NADA value, a curtailment payment of 10% of the amount financed is due and payable at day 181 after the Acquisition Date; and the advances with respect to all such items of inventory will be due in full at day 361 after the Acquisition Date.

Program Terms Letter	4

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

All curtailment payments will be billed monthly and due in a single payment on the last day of such month. The failure to remit curtailment payments when due shall be considered a Default under the terms of the Inventory Financing Agreement and any such late curtailment payments shall be subject to interest at the Default Rate until paid in full.

Curtailment payments will be offset by an amount equal to the lesser of (i) the Required Amount set forth in the [****], (ii) the [****] balance set forth in the [****], and (iii) [****]. Notwithstanding such offset, the entire amount of curtailment payments will be paid no later than 20 days following the due date thereof.

[****]:

[****] can be funded for curtailments due (up to a maximum of [****]) and other amounts subject to cap on the amount of [****] equal to the lesser of (i) [****] of the then outstanding loan balance or (ii) [****].

1. Maximum of [****] removal of funds per week

2. Maximum of [****] contributions of funds per week (unless otherwise needed for minimum requirements)

3. Not intended for direct application for unit payoffs

Inventory Re-Advance Capability:

New inventory may be paid down to a minimum floorplan balance of $1,000.00 per unit; permitted to re-advance up to maximum allowable advance rate (original invoice amount less curtailments due) subject to:

1. Request must aggregate at least $100,000.00 (refinance amount)

2. Maximum ‘re-book’ advance is limited to 25% of Maximum Credit Amount within any 30 day period or, if [****] is terminated at CDF’s option, 50% of Maximum Credit Amount within any 30 day period (such limit, the “Re-Advance Sublimit”)

3. Limited to Brunswick and Azimut product

4. Delivery of an Advance Request Form and certification of applicable inventory values

Landlord Lien Waivers:	If any Eligible Inventory Collateral is held at a location leased by you and you have not delivered to CDF a landlord lien waiver or subordination in form acceptable to CDF, as an alternative, you will be required to fund a reserve equal to 3 months of base rent, which will be placed in the [****] pursuant to the terms of the [****], as a “required” minimum amount.

B. General Terms

Audit/Inspection Fees:	Pre-closing and annual audit costs will be paid by Dealers. Actual floorcheck expenses for inventory inspections will be paid by CDF, provided that if results of the inspections are not satisfactory to CDF, in its reasonable discretion, then additional inspection expenses will be paid by Dealers.

MSO’s/Titles:	All Pre-owned titles and documentation must show all prior liens released.

Insurance Certificates:	On or before the date hereof, Dealer shall deliver to CDF certificates of insurance satisfying the requirements set forth in Section 6 of the Inventory Financing Agreement.

Program Terms Letter	5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Audit/Inspection Frequency:

Availability < 25%:

50% of Total Inventory Cost to be verified monthly; all locations verified at least 1 time every [90 days]

Availability >25%:

33% of Total Inventory Cost to be verified monthly; all locations verified at least 1 time every [120 days]

and at any other time at CDF’s discretion

Availability % calculated 1- [(CDF Loan Balance – Required Amount under [****]) / (Total Eligible Inventory * Advance Rates)]

COMS Non-Usage Fee:	Dealers will be charged $1,000 in the aggregate per month for any month during which Dealers do not use the CDF COMS on-line payment system for Dealers’ primary method of payment to CDF.

Servicing Fee:	Dealers will pay to CDF a monthly servicing fee equal to 0.10% of the average daily balance of outstanding Obligations.

Late Payment Fee:	Under the terms of your financing agreement with CDF, you are to remit payment to CDF immediately upon the earlier of (i) your receipt of the proceeds of any sale or other disposition of any unit of CDF’s financed collateral, and (ii) 7 calendar days after such sale or other disposition. If it is discovered that a unit of collateral is sold or otherwise disposed of without payment remitted to CDF (Sold out of Trust “SOT”), whether as the result of an inventory collateral inspection or otherwise, CDF may, in its sole discretion, charge you the following late payment fee on a monthly basis for each SOT item:

	Day 1- 7 after the retail sale of the unit	On the 8th day after the retail sale of the unit
	$0.00	.25% of the outstanding invoice amount per unit per month

NSF Fee:	You will be charged a fee of $25 for each check or other item that is returned unpaid.

Please note that the fees and charges referred to above such as the Default Rate, Late Payment Fee and NSF Fee are not intended to be CDF’s sole remedies for those events, and if you fail to meet any of your obligations under your agreements with CDF, CDF specifically reserves all other rights and remedies legally available to it.

Customer Online Management System (COMS):

CDF encourages use of COMS, our Internet payment/floorplan system. CDF will assist you in the installation of the system and provide you with training, free of charge. Internet payments are processed via an ACH transaction and at no cost to you. You can view the system’s capabilities at www.gecdf.com/coms.

Application of Terms:

•

The terms set forth in this Program Terms Letter shall apply only to loans with CDF, and will not apply to any other GE Commercial Distribution Finance platform or joint venture (i.e. RV, Yamaha, Suzuki, Polaris Acceptance, Brunswick Acceptance Company, LLC, etc.) or any loans with any CDF Affiliate.

Program Terms Letter	6

Confidentiality Agreement:

The rates and terms set forth in this letter are for your benefit and shall be held in the strictest confidence by you; provided that you may disclose the terms hereof to the extent required by applicable laws or regulations if you provide CDF with prior written notice of such disclosure, work with CDF in good faith to redact any information herein requested by CDF, and provide CDF with an opportunity to seek a protective order with respect to such information. Subject to the foregoing, you will take all reasonable precautions to assure the confidentiality of this information is not released to any third party.

PLEASE ACKNOWLEDGE YOUR ACCEPTANCE OF YOUR FINANCING TERMS AND RETURN TO BRUCE VAN WAGONER AT (847) 747-2002.

THANK YOU FOR THE OPPORTUNITY TO FINANCE YOUR INVENTORY NEEDS.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:	/s/ Don Grabowski
Name:	Don Grabowski
Title:	Underwriting Manager

Program Terms Letter

ACCEPTED AS OF JUNE 28, 2013:

MARINEMAX, INC.

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Vice President of Finance, Treasurer and Assistant Secretary

MARINEMAX EAST, INC.

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

MARINEMAX SERVICES, INC.

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

MARINEMAX NORTHEAST, LLC

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

BOATING GEAR CENTER, LLC

By:	MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

US LIQUIDATORS, LLC

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

NEWCOAST FINANCIAL SERVICES, LLC

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

MY WEB SERVICES, LLC

By:	MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Vice President of Finance, Treasurer and Assistant Secretary

Program Terms Letter	8

MARINEMAX CHARTER SERVICES, LLC

By:	MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:	/s/ Kurt M. Frahn
Name:	Kurt M. Frahn
Title:	Assistant Secretary

Program Terms Letter	9

Exhibit A

Advance Request Form

Program Terms Letter – Exhibit A	A - 1

Exhibit B

Borrowing Base Certificate Form

Program Terms Letter – Exhibit B	B - 1

Exhibit C

Monthly Inventory Certificate Form

Program Terms Letter – Exhibit C	C-1